                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  August 8, 2005

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
--------------------------------------               ----------------                   --------------------
(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.  On August 8, 2005 officers of The First Bancshares, Inc. announced by web-posting that M. Ray "Hoppy" Cole, President of the Picayune Office and Regional Manager of the Gulf Coast Division has been named President of The First Bancshares, Inc.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Website posting issued by First Bancshares
                             dated August 8, 2005 announcing M. Ray "Hoppy" Cole,
                             President of the Picayune Office and Regional Manager
                             of the Gulf Coast Division has been named President of
                             The First Bancshares, Inc.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2005
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                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ David E. Johnson
                                                           -------------------------------------------
                                                     Name:    David E. Johnson
                                                     Title:   President, CEO &
                                                              Chairman of the Board

                            Exhibit 99.1 to First Bancshares, Inc., Form 8-K

For Immediate Release
---------------------
August 8, 2005

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M. Ray "Hoppy" Cole, President of the Picayune Office and Regional Manager of the Gulf Coast Division has been named President of The First Bancshares, Inc.

Cole joined The First as President of the Picayune office in September of 2002, and has been a director of The
First Bancshares, Inc. and The First National Bank of Pine Belt since 1998. A native of Pascagoula, he earned both a Bachelors and a Masters degree in Business Administration from The University of Mississippi. Cole has more than a decade of banking experience.

"Hoppy's vision for the company and insights regarding customers make him a key to our organization," said
David Johnson, CEO-The FirstBancshares, Incorporated. Cole will keep his office in Picayune where he and his family make their home. Cole and his wife, Cindy-Picayune City Clerk, are the proud parents of four sons and are members of
Roseland Park Baptist Church.